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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                SCHEDULE 14A

        Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]       Preliminary Proxy Statement
[ ]       Confidential, for Use of the Commission Only (as permitted by
          Rule14a-6(e)(2))
[ ]       Definitive Proxy Statement
[X]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant to Rule 14a-12

                         BURLINGTON RESOURCES INC.
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              (Name of Registrant as Specified in its Charter)


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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)    Title of each class of securities to which transaction applies:

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        (2)    Aggregate number of securities to which transaction applies:

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        (3)    Per unit price or other underlying value of transaction
               computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4)    Proposed maximum aggregate value of transaction:

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        (5)    Total fee paid:

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[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:

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        (2)    Form, Schedule or Registration Statement No.:

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        (3)    Filing Party:

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        (4)    Date Filed:

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The following is a memorandum that was sent to all Burlington Resources
Canada employees and first posted on Burlington Resources Inc.'s intranet web site on March 1, 2006.

TO:            ALL BURLINGTON RESOURCES CANADA EMPLOYEES

SUBJECT:       CONOCOPHILLIPS-BURLINGTON RESOURCES INTEGRATION - HR UPDATE

DATE:          MARCH 1, 2006

When the proposed ConocoPhillips-Burlington Resources transaction was announced late last year, an important part of the vision was the opportunity it would create, both for the company and for employees. As we get closer to potential consummation of the transaction, those opportunities are being captured across the organization.

Over the last couple of months we have shared information with you about the integration of our companies. Now we'd like to talk with you about what the integration means to you and your family. While we realize not all Burlington Resources employees will be joining the new company, we assure you that our intent is to treat everyone fairly and with respect.

One of our key objectives for employees from Burlington Resources is to make the integration as seamless as possible. One example of this is that your benefits and compensation programs through Burlington Resources will continue for 2006. Even so, we realize you may want to know about ConocoPhillips' programs, and what your compensation and benefits may look like for 2007.

ConocoPhillips offers a very competitive package comprised of compensation, retirement, savings, health benefits, career development opportunities, and work/life programs. More information about these programs is on the way.

As we move forward with the integration, we will provide you with information as quickly as we can. In fact, we already have plans in place to provide more details through the following:

     o Employee meetings, town halls, and other "live" forums will provide a chance to share information and allow for two-way discussion so that you can ask questions and get answers.

     o A mailing to your office address will provide more details for you about ConocoPhillips' compensation and benefits package, and provide a means for you to share this information with your family or others close to you.

     o    Notification letters will be distributed beginning in mid-March.

As always, should you have any questions, we encourage you to visit the integration site or talk with your manager. For questions regarding your 2006 Burlington Resources benefits, please continue to call your Burlington Resources contacts. You can also visit the hr.conocophillips.com Web site, or contact HR Connections at 1-800-622-5501 or HRConnections@conocophillips.com for more information.

We are excited about what the future holds for our new company. Burlington Resources is a critical part of ConocoPhillips' future success, and we look forward to continuing our dialogue.

Carin Knickel                           Bill Usher
Vice President, HR                      Vice President, HR & Administration
ConocoPhillips                          Burlington Resources

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             CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING
       INFORMATION FOR THE PURPOSE OF "SAFE HARBOR" PROVISIONS OF THE
              PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, timing expectations to complete the merger, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates, "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of ConocoPhillips' and Burlington Resources' reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Burlington Resources undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                ADDITIONAL INFORMATION AND WHERE TO FIND IT

     In connection with the proposed transaction, ConocoPhillips has filed an amended registration statement on Form S-4 and, on February 27, 2006, Burlington Resources filed a definitive proxy statement with the Securities and Exchange Commission (SEC) and began mailing the proxy statement to stockholders on February 25, 2006. Both companies will file other relevant documents concerning the proposed merger transaction with the SEC. INVESTORS ARE URGED TO READ THE FORM S-4, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may obtain free copies of the Form S-4, proxy statement and the other documents at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by ConocoPhillips free of charge by contacting ConocoPhillips Shareholder Relations Department at (281) 293-6800, P.O. Box 2197, Houston, Texas, 77079-2197. You may obtain documents filed with the SEC by Burlington Resources free of charge by contacting Burlington Resources Investor Relations Department at (800) 262-3456, 717 Texas Avenue, Suite 2100, Houston, Texas 77002, e-mail: IR@br-inc.com.

                 INTEREST OF CERTAIN PERSONS IN THE MERGER

     ConocoPhillips, Burlington Resources and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Burlington Resources' stockholders in connection with the merger. Information about the directors and executive officers of ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips' 2006 Annual Meeting of Stockholders. Information about the directors and executive officers of Burlington Resources and their ownership of Burlington Resources stock is set forth in Burlington Resources' proxy statement, which was filed with the SEC on February 27, 2006. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger.

         Investors should read the Form S-4 and proxy statement carefully before making any voting or investment decision.